LEASE AMENDMENT AND EXTENSION
                      BETWEEN KATHRYN B. GODLEY ("LESSOR")
                                       AND
                      SPEIZMAN INDUSTRIES, INC. ("LESSEE")

THE LEASE DATED MARCH 5, 1996 BY AND BETWEEN KATHRYN B. GODLEY, LESSOR, AND SPEIZMAN INDUSTRIES, INC., LESSEE, IS HEREBY AMENDED BY MUTUAL AGREEMENT OF THE PARTIES TO EXTEND THE TERM OF THE LEASE IN FULL FORCE AND EFFECT UNTIL DECEMBER 31, 1999. ALL OTHER TERMS AND PROVISIONS SHALL REMAIN AS STATED.





ACCEPTED:



LESSOR:                                     LESSEE:
KATHRYN B. GODLEY                           SPEIZMAN INDUSTRIES, INC.


/S/ KATHRYN B. GODLEY                       BY: /S/ JAMES H. MCCORKLE, III
---------------------                       ------------------------------
                                                     ITS:  CFO


DATE:  8-16-99                              DATE:  8-10-99